Exhibit 99.1

Red Hat Reports Fiscal Third Quarter Results; 22% Sequential Quarterly Growth in Deferred Revenue and $29.7 Million in Cash Flow from Operations Continue to Deliver on Linux Momentum

     RALEIGH, N.C.--(BUSINESS WIRE)--Dec. 22, 2004--Red Hat, Inc. (NASDAQ:
RHAT), the world's leading provider of open source solutions to the enterprise, today announced financial results for the third quarter ended November 30, 2004.
     Revenue for the third quarter of fiscal 2005 was $50.9 million, 55% higher than the third quarter of fiscal 2004 and a sequential increase of 10% when compared to $46.3 million in the second quarter of fiscal 2005. Subscription revenue was $39.2 million, or 80% higher than the third quarter of fiscal 2004 and a sequential increase of 12% when compared to the previous quarter.
     For the third quarter of fiscal 2005, the company reported income before taxes of $11.3 million compared to income before taxes of $11.2 million in the prior quarter, and $4.3 million in the third quarter of fiscal 2004.
     For the third quarter of fiscal 2005, the company reported net income of $10.8 million, or $0.06 per share, after taxes of $0.4 million. This represents an increase in net income of 155% compared to the same quarter a year ago, and a decrease of 8% compared to net income of $11.8 million, or $0.06 per share in the prior quarter, when a tax benefit of $0.6 million was recognized.
     The company generated $29.7 million in cash flow from operations during the third quarter of fiscal 2005. After investing $45.2 million to purchase 3.4 million treasury shares, the company ended the quarter with cash and investments totaling $979 million.
     In the third quarter of fiscal 2005, the company increased its deferred revenue balance to $121.4 million, a sequential increase of $21.7 million, or 22%, as compared to the second quarter of fiscal 2005, and a 170% increase when compared to a year ago.

     Highlights for the third quarter include:

     -- Sales of subscriptions of Red Hat Enterprise Linux reached 132,000 units, including 119,000 subscriptions to enterprise IT servers and 13,000 subscriptions to the HPC/hosting marketplace and desktops. All these numbers represent net new and renewed subscriptions.

     -- Income from operations increased to $7.6 million, or 15% of total revenue.

     -- Enterprise subscription gross margins remained strong at 91%; overall gross margins were 80%.

     -- The company added 10% to the workforce, principally in customer facing sales and support positions, as the company expands globally.

     "We are pleased with our progress and continued growth. We are focusing on those things that bring value to our customers globally, and that make it easier for them to do business with us. We believe that our results reflect continued improvements and validation of our subscription model," stated Charlie Peters, Executive Vice President and Chief Financial Officer.

     About Red Hat, Inc.

     Red Hat, the world's leading open source and Linux provider is headquartered in Raleigh, N.C. with satellite offices spanning the globe. Red Hat is leading Linux and open source solutions into the mainstream by making high quality, low cost technology accessible. Red Hat provides operating system software along with middleware, applications and management solutions. Red Hat also offers support, training, and consulting services to its customers worldwide and through top-tier partnerships. Red Hat's Open Source strategy offers customers a long term plan for building infrastructures that are based on and leverage open source technologies with focus on security and ease of management. Learn more: http://www.redhat.com. For investor inquiries, contact Gabriel Szulik at Red Hat, (919) 754-4439.

     Forward-Looking Statements

     Any statements in this press release about future expectations, plans and prospects for the Company, including statements containing the words "believes," "anticipates," "plans," "expects," "will," and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: the factors discussed in our most recent Quarterly Report on Form 10-Q filed with the SEC (a copy of which may be accessed through the SEC's website at http://www.sec.gov), reliance upon strategic relationships, management of growth, the possibility of undetected software errors, our ability to adequately maintain effective systems of internal and disclosure controls, the risks of economic downturns generally, and in Red Hat's industry specifically, the risks associated with competition and competitive pricing pressures and the viability of the Internet. In addition, the forward-looking statements included in this press release represent the Company's views as of the date of this press release and these views could change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of the press release.

     Tables to follow -


                             RED HAT, INC.
                      CONSOLIDATED STATEMENTS OF
                              OPERATIONS
               (In thousands - except per share amounts)


                                Three Months Ended  Nine Months Ended
                               -------------------- ------------------
                                Nov. 30,  Nov. 30,  Nov. 30,  Nov. 30,
                                 2004      2003      2004      2003
                               -------------------- ------------------
                                              (Unaudited)
Subscription and services
 revenue:
 Subscription:
   Enterprise technologies        $38,113  $17,210  $102,022  $43,284
   Retail                             512    4,091     1,448   11,859
   Embedded                           597      466     1,245    1,602
                               ----------- -------- --------- --------

     Total subscription revenue    39,222   21,767   104,715   56,745
                               ----------- -------- --------- --------
 Services:
   Enterprise technologies         10,771    9,887    31,749   28,073
   Embedded development
    services                          932    1,229     2,549    3,148
                               ----------- -------- --------- --------

     Total services revenue        11,703   11,116    34,298   31,221
                               ----------- -------- --------- --------

       Total subscription and
        services revenue           50,925   32,883   139,013   87,966
                               ----------- -------- --------- --------

Cost of subscription and
 services revenue:
 Subscription:
   Enterprise technologies and
    retail                          3,554    2,365     8,274    7,052
   Embedded                            59       69       190      288
                               ----------- -------- --------- --------

     Total cost of subscription
      revenue                       3,613    2,434     8,464    7,340
                               ----------- -------- --------- --------
 Services:
   Enterprise technologies          5,684    5,356    16,411   15,197
   Embedded development
    services                          792    1,003     2,405    2,482
                               ----------- -------- --------- --------
     Total cost of services
      revenue                       6,476    6,359    18,816   17,679
                               ----------- -------- --------- --------
       Total cost of
        subscription and
        services revenue           10,089    8,793    27,280   25,019
                               ----------- -------- --------- --------
Gross profit enterprise
 technologies and retail           40,158   23,467   110,534   60,967
Gross profit embedded                 678      623     1,199    1,980
                               ----------- -------- --------- --------
 Gross profit on enterprise
  technologies, retail and
  embedded revenue                 40,836   24,090   111,733   62,947

Operating expense:
 Sales and marketing               15,652   10,062    43,622   28,114
 Research and development           7,883    7,002    23,353   18,885
 General and administrative         8,360    4,873    21,006   13,288
 Stock-based compensation and
  amortization of intangibles       1,350      537     4,273    2,037
                               ----------- -------- --------- --------

   Total operating expense         33,245   22,474    92,254   62,324
                               ----------- -------- --------- --------

Income (loss) from operations       7,591    1,616    19,479      623
Other income (expense), net         5,384    2,694    18,715    8,556
Interest expense                   (1,684)     (49)   (4,802)    (233)
                               ----------- -------- --------- --------

Income before provision for
 income taxes                      11,291    4,261    33,392    8,946
Provision (benefit) for income
 taxes                                447        -      (194)       -
                               ----------- -------- --------- --------

Net income                        $10,844   $4,261   $33,586   $8,946
                               =========== ======== ========= ========


Net income per share:
 Basic                              $0.06    $0.02     $0.18    $0.05
 Diluted                            $0.06    $0.02     $0.17    $0.05

Weighted average shares
 outstanding:
 Basic                            182,340  173,996   182,750  172,417
 Diluted                          192,226  184,210   194,283  185,641



                             RED HAT, INC.
                      CONSOLIDATED BALANCE SHEETS
                            (In thousands)

                                ASSETS

                                                Nov. 30,  February 29,
                                                  2004        2004
                                               ----------- -----------
                                               (unaudited)
Current assets:
  Cash and cash equivalents                      $234,436    $544,889
  Investments in debt securities                  $69,751     $63,712
  Accounts receivable, net                         43,616      38,346
  Estimated earnings in excess of billings          3,618       4,326
  Inventory                                         2,085       2,794
  Prepaid expenses and other current assets         8,581       5,971
                                               ----------- -----------

          Total current assets                    362,087     660,038

  Property and equipment, net                      30,954      29,448
  Goodwill and identifiable intangibles, net       69,810      69,713
  Investments in debt securities                  674,835     332,783
  Debt issue costs-convertible notes               13,022      15,103
  Other assets, net                                 5,905       4,568
                                               ----------- -----------

          Total assets                         $1,156,613  $1,111,653
                                               =========== ===========

     LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable                                 $6,445      $7,154
  Accrued expenses                                 19,322      15,619
  Deferred revenue                                 97,284      62,751
  Current portion of capital lease obligations        459         898
                                               ----------- -----------

      Total current liabilities                   123,510      86,422

  Deferred lease credits                            5,227       5,359
  Long term deferred revenue                       24,153      10,945
  Capital lease obligations                           154         538
  Convertible notes                               600,000     600,000
  Commitments and contingencies                         -           -
Stockholders' equity:
  Noncontrolling interest in subsidiary               537         359
  Preferred stock                                       -           -
  Common stock                                         19          18
  Additional paid-in capital                      710,554     695,722
  Deferred compensation                            (5,786)     (9,293)
  Accumulated deficit                            (243,638)   (277,224)
  Treasury stock, at cost                         (52,628)     (7,436)
  Accumulated other comprehensive income (loss)    (5,489)      6,243
                                               ----------- -----------

          Total stockholders' equity              403,569     408,389
                                               ----------- -----------

          Total liabilities and stockholders'
           equity                              $1,156,613  $1,111,653
                                               =========== ===========


                             RED HAT, INC.
                      CONSOLIDATED STATEMENTS OF
                              CASH FLOWS
                            (In thousands)


                               Three Months Ended   Nine Months Ended
                              -------------------- -------------------
                                Nov. 30,  Nov. 30,  Nov. 30,  Nov. 30,
                                 2004       2003      2004      2003
                              ----------- -------- --------- ---------
                                             (Unaudited)

Cash flows from operating
 activities:
Net income                       $10,844   $4,261   $33,586    $8,946
Adjustments to reconcile net
 income to net cash provided
 by operating activities:
    Depreciation and
     amortization                  2,557    1,654     7,272     4,574
    Deferred income taxes           (693)       -    (1,929)
    Stock-based compensation
     expense                       1,109      384     3,507     1,839
    Earnings in noncontrolling
     interest in subsidiary          133       48       178       176
    Provision for doubtful
     accounts                        544      292     1,558       997
    Amortization of debt issue
     costs                           785        -     2,218         -
    Other                             88       44       121        67
Changes in operating assets
 and liabilities:
    Accounts receivable and
     estimated earnings in
     excess of billings           (7,516)  (7,305)   (4,518)  (12,245)
    Inventory                        602     (110)      590      (681)
    Prepaid expenses                (756)     874      (886)     (223)
    Intangibles and other
     assets                          (79)     (24)   (1,294)     (343)
    Accounts payable                (894)  (1,065)     (709)   (1,851)
    Accrued expenses               3,876      931     6,209     1,017
    Deferred revenue              19,163   12,095    45,884    25,644
    Deferred lease credits           (47)     (40)     (131)       17
                              ----------- -------- --------- ---------

    Net cash provided by
     operating activities         29,716   12,039    91,656    27,934
                              ----------- -------- --------- ---------

Cash flows from investing
 activities:
  Purchase of investment
   securities                   (111,164) (37,200) (579,772) (130,697)
  Proceeds from sales and
   maturities of investment
   securities                    110,342   32,870   218,961   107,460
  Cash used to acquire
   businesses                       (303)       -      (303)        -
  Purchase of property and
   equipment                      (2,609)  (1,416)  (10,547)   (5,260)
                              ----------- -------- --------- ---------

    Net cash used in investing
     activities                   (3,734)  (5,746) (371,661)  (28,497)
                              ----------- -------- --------- ---------

Cash flows from financing
 activities:
  Proceeds from short term
   notes payable                       -   15,000         -    57,957
  Repayments of short term
   notes payable                       -  (15,003)        -   (57,989)
  Offering costs - issuance of
   convertible debt                  (67)       -      (137)        -
  Proceeds from issuance of
   common stock under Employee
   Stock Purchase Plan               522      592     1,394     1,014
  Proceeds from exercise of
   common stock options              893   10,705    13,004    15,491
  Purchase of treasury stock     (45,192)       -   (45,192)        -
  Payments on capital lease
   obligations                      (278)    (449)     (815)   (1,033)
                              ----------- -------- --------- ---------

    Net cash(used in)
     provided by financing
     activities                  (44,122)  10,845   (31,746)   15,440
                              ----------- -------- --------- ---------

Effect of foreign currency
 exchange rates on cash and
 cash equivalents                  3,124      809     1,298     1,188
Net decrease in cash and cash
 equivalents                     (15,016)  17,947  (310,453)   16,065
Cash and cash equivalents at
 beginning of the period         249,452   43,368   544,889    45,250
                              ----------- -------- --------- ---------

Cash and cash equivalents at
 end of period                  $234,436  $61,315  $234,436   $61,315
                              =========== ======== ========= =========


     CONTACT: Red Hat, Inc.
              Company Contact:
              Leigh Day, 919-754-4369
              lday@redhat.com
              or
              Investor Contact:
              Gabriel Szulik, 919-754-4439
              Director, Investor Relations
              gszulik@redhat.com